Exhibit 10.14

FIRST AMENDMENT

TO

FINANCING AGREEMENT

Dated as of August 19, 1999

among

DYNAX SOLUTIONS, INC.,

APPLICATION RESOURCES CONSULTING SERVICE, INC.,

ICS ACQUISITION CORP.,

ARCS ACQUISITION CORP.,

DSI ACQUISITION CORP.,

DYNAX RESOURCES, INC.,

PRIME TIME STAFFING INC., and

LAUREN AND ASSOCIATES, INC.

as Borrowers

and

ABLECO FINANCE LLC

as Agent and as Lender

CLOSING MEMORANDUM

VOLUME 1 of 2

Definitions

Ableco	Ableco Finance LLC

Borrowers	Dynax Solutions, Inc., Application Resources Consulting Service, Inc., ICS Acquisition Corp., ARCS Acquisition Corp., DSI Acquisition Corp., Dynax Resources, Inc., Prime Time Staffing Inc., and Lauren and Associates, Inc.

Lender	Ableco, LHF and Styx

LHF	The Long Horizons Fund, L.P.

Parent	Dynax Solutions, Inc.

Styx	Styx Partners, L.P.

A.	First Amendment and Related Documents

1.	First Amendment to Financing Agreement

2.	Term Notes

a.	Ableco

b.	Long Horizons

c.	Styx

3.	Revolving Credit Notes

a.	Ableco

b.	Long Horizons

c.	Styx

B.	Corporate Documents

4.	Certificate of the Secretary of State of the state of incorporation of each Borrower certifying as to the existence and good standing of such Borrower in such state

a.	Dynax Solutions, Inc.

b.	Application Resources Consulting Service, Inc.

c.	ICS Acquisition Corp.

d.	ARCS Acquisition Corp.

e.	DSI Acquisition Corp.

f.	Dynax Resources, Inc.

g.	Prime Time Staffing Inc.

h.	Lauren and Associates, Inc.

5.	Officer’s Certificate of the Secretary of each Borrower certifying as to true, complete and correct copies of the charter, by-laws, good standing and tax status certificates, resolutions and incumbency of certain officers of such Borrower

a.	Dynax Solutions, Inc.

b.	Application Resources Consulting Service, Inc.

c.	ICS Acquisition Corp.

d.	ARCS Acquisition Corp.

e.	DSI Acquisition Corp.

f.	Dynax Resources, Inc.

g.	Prime Time Staffing Inc.

h.	Lauren and Associates, Inc.

6.	Certificate of the chief financial officer of the Parent as to (i) the veracity of the representations and warranties and no Events of Default and (ii) compliance with the financial covenants together with calculations thereof

7.	Certificate of an authorized officer of the Parent attaching copies of the Asset Purchase Agreement relating to Software Automation, Inc., all exhibits and schedules thereto, the Subordinated Promissory Notes issued in connection therewith, and the legal opinion of counsel to Software Automation which permits the Lenders to rely thereon

a.	Asset Purchase Agreement

b.	Subordinated Promissory Note in the amount of $1,250,000

c.	Subordinated Promissory Note in the amount of $200,000

d.	Employment Agreements

e.	Legal Opinion of Kantor, Davidoff, Wolffe, Mandelker & Kass

f.	Series C Convertible Preferred Stock

g.	Chase Pay Off Letter

8.	Consent and Agreement of the Software Sellers with respect to the Asset Purchase Agreement

9.	Certificate of Amendment to the certificate of incorporation of DSI Acquisition Corp., changing its name to Software Automation, Inc.

C.	Miscellaneous Documents

10.	Opinion of Harter Secrest & Emery

11.	Disbursement of Proceeds Instruction Letter from the Parent to Ableco

12.	Copy of Cancelled Promissory Notes

FIRST AMENDMENT

TO FINANCING AGREEMENT

FIRST AMENDMENT, dated as of August 19, 1999 (the “Amendment”), to the Financing Agreement referred to below, by and among (i) DYNAX SOLUTIONS, INC., a Delaware corporation formerly known as Dynax Acquisition Corp. (the “Parent”), APPLICATION RESOURCES CONSULTING SERVICES, INC., a New York corporation, ICS ACQUISITION CORP., a Delaware corporation, ARCS ACQUISITION CORP., a Delaware corporation, DSI ACQUISITION CORP., a Delaware corporation (“DSI”), DYNAX RESOURCES, INC., a Delaware corporation, LAUREN AND ASSOCIATES, INC., a New York corporation, and PRIME TIME STAFFING, INC., a New York corporation (each, a “Borrower” and collectively, the “Borrowers”), (ii) ABLECO FINANCE LLC, THE LONG HORIZONS FUND, L.P. and STYX PARTNERS, L.P. (each a “Lender”) and (iii) ABLECO FINANCE LLC (“Ableco”), as agent for the Lenders (in such capacity, the “Agent”).

WHEREAS, the Borrowers and the Lenders are parties to the Financing Agreement dated as of March 24, 1999 (the “Financing Agreement”), pursuant to which the Lenders have agreed to make certain term loans and revolving loans to the Borrowers from time to time in an aggregate principal amount at any time outstanding not to exceed the aggregate amount of the Commitments (as defined in the Financing Agreement) set forth therein;

WHEREAS, the Parent and DSI have entered into an Asset Purchase Agreement dated as of August 16, 1999 (the “Software Acquisition Agreement”), by and among the Parent, DSI, Software Automation, Inc., a New York corporation (“SAI”), Julio C. Acosta and Thomas R. Rudolph (collectively, the “Software Sellers”), pursuant to which DSI has agreed to purchase substantially all of the assets and properties of SAI from the Software Sellers;

WHEREAS, the Borrowers have requested the Lenders to make additional loans available to the Borrowers (“Additional Loans”) by increasing the amount of the Term Loan (as defined in the Financing Agreement) by $1,150,000 (from $6,500,000 to $7,650,000) and by increasing the Revolving Credit Commitment (as defined in the Financing Agreement) by $1,000,000 (from $6,500,000 to $7,500,000);

WHEREAS, the Agent and the Lenders are willing to enter into this Amendment to provide such Additional Loans, subject to (i) the execution and delivery of this Amendment by the Borrowers, and (ii) the other terms and conditions set forth in this Amendment;

WHEREAS, on April 30, 1999, The Long Horizons Fund, L.P. (“Long Horizons”) and Styx Partners, L.P. (“Styx”) changed the amounts of the Term Loan and Revolving Credit Loans and the amount of the Revolving Credit Commitment owned by them, and the parties wish to evidence such reallocation; and

WHEREAS, each Borrower has determined that its execution, delivery and performance of this Amendment directly benefit, and are within the corporate purposes and in the best interests of, such Borrower;

NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the parties hereto hereby agree as follows:

1.1 Definitions in Amendment. Any capitalized term used herein and not defined shall have the meaning assigned to it in the Financing Agreement.

1.2 Recitals. The Recitals to the Financing Agreement are hereby amended by deleting the first sentence thereof, and by substituting therefor the following:

“The Borrowers have asked the Lender to extend credit to the Borrowers consisting of (a) a term loan in the principal amount not to exceed $7,650,000 and (b) a revolving credit facility in an aggregate principal amount not to exceed $7,500,000 at any time outstanding.”

1.3 Definitions in the Financing Agreement. Section 1.01 of the Financing Agreement is hereby amended as follows:

(a) Facility Borrowing Base. The definition of the term “Facility Borrowing Base” is hereby amended by deleting the first sentence thereof and substituting therefor the following:

“Facility Borrowing Base” means, at any date, the lesser of (a) gross consolidated collections from operations of the Borrowers for the fifteen (15) calendar weeks immediately preceding such date, computed on a pro forma basis to include Acquisitions consummated after the Effective Date but prior to such date with the approval of the Lender, (b) (i) Adjusted Consolidated EBITDA for the twelve calendar months immediately preceding such date, multiplied by (ii) 3, and (c) $15,150,000.”

(b) Revolving Credit Commitment. The definition of the term “Revolving Credit Commitment” is hereby amended to read in its entirety as follows:

““Revolving Credit Commitment” means the commitment of the Lender to make Revolving Loans to the Borrowers in an aggregate principal amount at any time outstanding not to exceed $7,500,000.00, as such amount may be terminated, reduced or increased from time to time in accordance with the terms of this Agreement.”

(c) Term Loan Commitment. The definition of the term “Terns Loan Commitment” is hereby amended to read in its entirety as follows:

““Term Loan Commitment” means the commitment of the Lender to make the Term Loan to the Borrowers in the principal amount of up to $7,650,000.00, as such amount may be increased from time to time in the Lender’s sole and absolute discretion and as otherwise expressly provided in Section 10.21.”

(d) SAI. A definition of the term “SAI” is hereby inserted in appropriate alphabetical order, to read in its entirety as follows:

““SAI” means Software Automation, Inc., a New York corporation.”

(e) Software Acquisition Agreement. A definition of the term “Software Acquisition Agreement” is hereby inserted in appropriate alphabetical order, to read in its entirety as follows:

““Software Acquisition Agreement” means the Asset Purchase Agreement dated as of August 16, 1999, by and among the Parent, DSI, SAI and the Software Sellers, pursuant to which DSI has agreed to purchase the Software Assets from the Software Sellers.”

(f) Software Assets. A definition of the term “Software Assets” is hereby inserted in appropriate alphabetical order, to read in its entirety as follows:

““Software Assets” means all of the assets (tangible and intangible) proposed to be purchased by DSI from the Software Sellers pursuant to the Software Acquisition Agreement.”

(g) Software Sellers. A definition of the term “Software Sellers” is hereby inserted in appropriate alphabetical order, to read in its entirety as follows:

““Software Sellers” means Julio C. Acosta and Thomas R. Rudolph.”

(h) First Amendment Effective Date. A definition of the terns “First Amendment Effective Date is hereby inserted in appropriate alphabetical order, to read in its entirety as follows:

““First Amendment Effective Date” means the date on which all of the conditions precedent to the effectiveness of First Amendment to Loan Documents dated as of August 19, 1999, by and among the Borrowers and the Lender have been fulfilled or waived.”

2.1 Commitments. Section 2.01(a) of the Financing Agreement is hereby amended by deleting the first sentence thereof and by substituting therefor the following:

“The Lender agrees, on the terms and conditions hereinafter set forth, to make two loans (hereinafter referred to collectively as the “Term Loan”) to the Borrowers, one loan in the principal amount of $6,500,000 to be made on the Effective Date, and a second loan in the principal amount of $1,150,000 to be made on August 19, 1999.”

It is hereby understood and agreed that on the Amendment Effective Date (as hereinafter defined), the Lender is making a term loan to the Borrowers in the principal amount of $1,150,000 (the “Second Term Loan”), which shall be considered part of the Term Loan for purposes of the Financing Agreement and all Loan Documents. Any reference to the “Term Loan” in the Financing Agreement or in any other Loan Document shall be deemed to include both the Second Term Loan and the Term Loan made by the Lender to the Borrowers on the Effective Date.

2.2 Making the Loans. Section 2.02 of the Financing Agreement is hereby amended by deleting clause (iv) thereof, and by substituting therefor the following:

“the proposed borrowing date, which must be a Business Day, and, with respect to the Term Loan, must be the Effective Date or the First Amendment Effective Date.”

2.3 Fees. Section 2.06 of the Financing Agreement is hereby amended as follows:

(a) Closing Fee. Paragraph (a) of Section 2.06 is hereby amended by (i) deleting the reference to “$97,500” therein and substituting in lieu thereof a reference to “$113,625”, and (ii) deleting the reference to “$65,000” therein and substituting in lieu thereof a reference to “$75,675”.

(b) Loan Servicing Fee. Paragraph (b) of Section 2.06 is hereby amended by deleting the reference to °$2,000” therein and substituting in lieu thereof a reference to “$2,250”.

(c) Extension Fee. Paragraph (d) of Section 2.06 is hereby amended by deleting the reference to “$32, 500” therein and substituting in lieu thereof a reference to 137,837.50”.

2.4 Financial Covenants. Section 6.03 of the Financing Agreement is hereby amended as follows:

(a) Net Worth. Clause (b) of Section 6.03 is hereby amended by deleting the reference to “$6,000,000” therein and substituting in lieu thereof a reference to “$7,475,000”.

(b) Consolidated EBITDA. Clause (d) of Section 6.03 is hereby amended in its entirety as follows:

“(d) Consolidated EBITDA. Permit Consolidated EBITDA of the Parent and its Subsidiaries at the end of each fiscal quarter of the Parent and its Subsidiaries to be less than the applicable amount set forth below:

Fiscal Quarter Ending	Consolidated EBITDA
June 30, 1999	$800,000
September 30, 1999	$950,000
December 31, 1999 and thereafter	$1,175,000”

2.5 Reallocations. (a) On April 30, 1999, the Lenders assigned, transferred, purchased and assumed such interests in the Loans and the Commitments outstanding on such date as was necessary in order that, after giving effect to all such assignments, transfers, purchases and assumptions and after giving effect to this Amendment, the Loans and the Commitments will be held by the Lenders in accordance with Annex I to this Amendment. The Lenders acknowledge that all payments required to be made by any purchasing Lender have been received by any selling Lender, effective as of April 30, 1999.

(b) The Borrowers hereby consent to the assignments, transfers, purchases and assumptions provided for in paragraph (a) of this Section 2.5.

2.6 Replacement of the Existing Notes. Simultaneously with the execution and delivery of this Amendment, the Borrowers are executing and delivering to each of Ableco, Long Horizons and Styx (a) the Term Note dated the Effective Date (the “New Ableco Term Note”), made by the Borrowers to the order of Ableco and in the original principal amount set forth opposite its name under the heading “Amount of Term Loan” in Annex I, (b) the Term Note dated the Effective Date (the “New Styx Term Note”), made by the Borrowers to the order of Styx Partners, L.P. (“Styx”) and in the original principal amount set forth opposite its name under the heading “Amount of Term Loan” in Annex I, (c) the Term Note dated the Effective Date (the “New Lone Horizons Term Note”), made by the Borrowers to the order of Long Horizons and in the original principal amount set forth opposite its name under the heading “Amount of Term Loan” in Annex I (the New Ableco Term Note, the New Styx Term Note and the New Long Horizons Term Note are, collectively, the “New Term Notes”), (d) the Revolving Credit Note dated the Effective Date (the “New Ableco Revolving Credit Note”), made by the Borrowers to the order of Ableco and in the original principal amount set forth opposite its name under the heading “Amount of Revolving Credit Commitment” in Annex I, and (e) the Revolving Credit Note dated the Effective Date (the “New Styx Revolving Credit Note”), made by the Borrowers to the order of Styx and in the original principal amount set forth opposite its name under the heading “Amount of Revolving Credit Commitment” in Annex I, and (f) the Revolving Credit Note dated the Effective Date (the “New Long Horizons Credit Note”), made by the Borrowers to the order of Long Horizons and in the original principal amount set forth opposite its name under the heading “Amount of Revolving Credit Commitment” in Annex I (the New Ableco Revolving Credit Note, the New Styx Revolving Credit Note and the New Long Horizons Revolving Credit Note are, collectively, the “New Revolving Credit Notes”). On the Amendment Effective Date (as defined below), the old Term Notes and Revolving Credit Notes (the “Old Notes”) shall be amended, superseded and replaced by the New Term Notes and New Revolving Credit Notes, respectively. It is the intention of the parties hereto that this Amendment shall not in any way constitute (i) an extinguishment of the indebtedness of the Borrowers under the old Term Notes or Revolving Credit Notes, (ii) a release of the Borrowers from such obligations, or (iii) a novation of the old Term Notes or Revolving Credit Notes. Promptly after delivery of the New Term Notes and New Revolving Credit Notes, each duly executed by the Borrowers, to the Agent, the old Term Notes and Revolving Credit Notes shall be marked “cancelled and replaced.”

3. References to Old Note. All references in any Loan Document to “the Note”, “thereto”, “thereof’, “thereunder” or words of like import referring to an Old Note shall be deemed to be references to a New Term Note or New Revolving Credit Note, as applicable, as such promissory note may be modified or extended from time to time, and any note issued in exchange or replacement therefor. All references in any Loan Document to “Obligations” shall be deemed to include any indebtedness (including, without limitation, principal and interest) under the New Term Notes and the New Revolving Credit Notes.

4. Conditions. The effectiveness of this Amendment and the obligation of the Lenders to make the Additional Loans are subject to the fulfillment, in a manner satisfactory to the Agent, of each of the following conditions precedent (the date such conditions are fulfilled or waived by the Agent is hereinafter referred to as the “Amendment Effective Date”):

(a) Payment of Fees, Etc. The Borrowers shall have paid to the Lender on or before the date of this Amendment (i) a non-refundable commitment fee of $21,500, and (ii) all fees, costs, expenses and taxes then payable pursuant to Sections 2.06 and 10.04 of the Financing Agreement (including, without limitation, all legal fees, costs and other client charges incurred in connection with the preparation, execution and delivery of this Amendment and the related agreements, instruments and other documents).

(b) Representations and Warranties; No Event of Default. The representations and warranties contained herein, in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Agent pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date or would result from this Amendment becoming effective in accordance with its terms or the making of the Additional Loans.

(c) Legality. Neither the making of the Additional Loans nor the execution of this Amendment or any other Loan Document shall contravene any law, rule or regulation applicable to the Agent, the Lenders or any Borrower.

(d) Delivery of Documents. The Agent shall have received on or before the Amendment Effective Date the following, each in form and substance satisfactory to the Agent and, unless indicated otherwise, dated the Amendment Effective Date:

(i) the New Ableco Term Note, the New Styx Term Note, the New Long Horizons Term Note, the New Ableco Revolving Credit Note, the New Styx Revolving Credit Note and the New Long Horizons Revolving Credit Note, each payable to the order of Ableco, Styx or Long Horizons, as applicable, and duly executed by each of the Borrowers;

(ii) (A) a certificate of the chief executive officer or the chief financial officer of the Parent, certifying that attached thereto are complete and correct copies of the Software Acquisition Agreement and all agreements, instruments and other documents executed and delivered in connection therewith; and (B) a copy of the opinion of counsel to the Software Sellers, which shall permit the Agent and the Lenders to rely thereon;

(iii) a copy of the resolutions of each Borrower, certified as of the Amendment Effective Date by an authorized officer thereof, authorizing (A) the borrowings contemplated by this Amendment by each Borrower and the transactions contemplated by the Loan Documents to which such Person is or will be a party, and (B) the execution, delivery and performance by each such Person of this Amendment and the other Loan Documents to be executed and delivered pursuant hereto, and the performance of the Financing Agreement, as amended;

(iv) a certificate of an authorized officer of each Borrower, certifying the names and true signatures of the representatives of such Person authorized to sign this

Amendment and the other documents to be executed and delivered by such Person in connection herewith, together with evidence of the incumbency of such authorized officers;

(v) a certificate of the appropriate official(s) of the state of organization and each state of foreign qualification of each Borrower, satisfactory to the Lender, certifying as to the subsistence and good standing of, and the payment of taxes by, such Person in such states;

(vi) a certificate of an authorized officer of each Borrower confirming that the charter of each such Person has not been amended or otherwise modified since the Effective Date and that the copy thereof previously delivered to the Lender is true, correct and complete;

(vii) a certificate of an authorized of each Borrower confirming that the by-laws of each such Person have not been amended or otherwise modified since the Effective Date and that the copy thereof previously delivered to the Lender is true, correct and complete;

(viii) an opinion of Harter Secrest & Emery LLP, counsel to the Borrowers, as to such matters as the Agent may reasonably request;

(ix) a certificate of an Authorized Officer of the Parent, certifying as to the matters set forth in subsection (a) of Section 6 hereto and setting forth a schedule showing (in reasonable detail) the calculation of the covenants set forth in Section 6.03 of the Financing Agreement as of date satisfactory to the Lender;

(x) a certificate of each Software Seller, certifying that the representations and warranties of such Seller contained in the Software Acquisition Agreement are true and correct and acknowledging that the rights of DSI, as the purchaser under such Software Acquisition Agreement, have been assigned to the Agent for the benefit of the Lenders as collateral security for such Borrower’s obligations under this Agreement; and

(xi) such other agreements, instruments, approvals, opinions and other documents as the Agent may reasonably request.

(e) Proceedings. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Lender or such special counsel may reasonably request.

(f) Consummation of Acquisition. Concurrently with the making of the Additional Loans, (i) DSI shall have purchased pursuant to the Software Acquisition Agreement (no provision of which shall have been amended or otherwise modified or waived without the prior written consent of the Agent), and shall have become the owner, free and clear of all Liens, of all of the Software Assets, (ii) a portion of the proceeds of the Additional Loans shall have been applied by DSI to pay the purchase price for the Software Assets and to pay other costs relating to the acquisition of the Software Assets, and (iii) each of the Software Sellers, the

Parent and DSI shall have fully performed all of the obligations to be performed by such Person under the Software Acquisition Agreement and the related agreements, instruments and other documents.

5. Waiver and Consent. (a) Pursuant to the request of the Borrowers, the Lender hereby consents to and waives any Event of Default that would arise from the Parent’s issuance and sale of its Series C Convertible Preferred Stock, the terms of which are set forth in the applicable Certificate of Designation authorized by the Parent on June 25, 1999, to the Software Sellers in accordance with the Software Acquisition Agreement.

(b) The Lender’s consent and waiver of an Event of Default relating to the action set forth in paragraph (a) above (i) shall become effective as of the date set forth above when signed by the Lender, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Financing Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

6. Representations and Warranties. Each Borrower hereby represents and warrants to the Agent and the Lenders as follows:

(a) Representations and Warranties; No Event of Default. The representations and warranties herein, in Section 5.01 of the Financing Agreement and in each other Loan Document and certificate or other writing delivered to the Lender pursuant hereto on or prior to the Amendment Effective Date shall be correct on and as of the Amendment Effective Date as though made on and as of such date, except to the extent that such representations and warranties (or any schedules related thereto) expressly relate solely to an earlier date (in which case such representations and warranties shall be true and correct on and as of such date); and no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Amendment becoming effective in accordance with its terms or the making of the Additional Loan.

(b) Organization, Good Standing, Etc. Such Loan Party (i) is a corporation duly organized, validly existing and in good standing under the laws of the state of its organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment and the other Loan Documents to which it is a party being executed in connection with this Amendment, and to perform the Financing Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

(c) Authorization. Etc. The execution, delivery and performance by such Loan Party of this Amendment and each other Loan Document to which it is a party being executed in connection with this Amendment, and the performance by such Loan Party of the Financing Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Loan Party’s charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any Lien (other than pursuant to any Loan Document)

upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

(d) Governmental Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other regulatory body is required in connection with the due execution, delivery and performance by such Loan Party of this Amendment or any other Loan Document to which it is a party being executed in connection with this Amendment, or for the performance of the Financing Agreement, as amended hereby.

(e) Enforceability of Loan Documents. Each of this Amendment, the New Term Notes, the New Revolving Credit Notes, the Financing Agreement, as amended hereby, and each other Loan Document to which such Loan Party is a party is a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally.

(f) Use of Proceeds. The proceeds of the Additional Loans are to be used solely to finance the consummation of the transactions contemplated by the Software Acquisition Agreement.

(g) Software Acquisition Documents. The Parent has delivered to the Lender a complete and correct copy of each of the Software Acquisition Agreement, including all schedules and exhibits thereto, and all documents, instruments and agreements relating thereto (together with the Software Acquisition Agreement, the “Software Acquisition Documents”). The Software Acquisition Documents set forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby. The Software Acquisition Documents are the legal, valid and binding obligations of the parties thereto, enforceable against such parties in accordance with their terms.

(h) Consummation of Software Acquisition. All conditions precedent to the purchase of the Software Assets by DSI have been fulfilled or (with the written consent of the Agent) waived, the Software Acquisition Documents have not been amended or otherwise modified, and there has been no breach of any tern or condition of the Software Acquisition Documents. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or any other Person is required for such acquisition, other than such as have been or will be obtained on or prior to the Amendment Effective Date. As of the Amendment Effective Date, DSI has acquired pursuant to the Software Acquisition Documents, and has become the owner of all of the Software Assets, free and clear of any Lien.

7. Miscellaneous.

(a) Continued Effectiveness of the Financing Agreement. Except as otherwise expressly provided herein, the Financing Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment Effective Date (i) all references in the Financing

Agreement to “this Agreement”, “hereto”, “hereof’, “hereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment, and (ii) all references in the other Loan Documents to which any Borrower is a party to the “Financing Agreement”, “thereto”, “thereof’, “thereunder” or words of like import referring to the Financing Agreement shall mean the Financing Agreement as amended by this Amendment. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment of any right, power or remedy of the Lender under the Financing Agreement or any other Loan Document, nor constitute an amendment of any provision of the Financing Agreement or any other Loan Document.

(b) Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

(c) Headings. Section headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

(d) Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

(e) Costs and Expenses. The Borrowers jointly and severally agree to pay on demand all fees, costs and expenses of the Lender (including, without limitation, the fees, costs and other client charges of Schulte Roth & Zabel LLP, special counsel to the Agent and the Lenders) in connection with the preparation, execution and delivery of this Amendment and the other related agreements, instruments and documents.

(f) Amendment as Loan Document. Each Borrower hereby acknowledges and agrees that this Amendment constitutes a “Loan Document” under the Financing Agreement. Accordingly, it shall be an Event of Default under the Financing Agreement if (i) any representation or warranty made by a Borrower under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) a Borrower shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

(g) Registered Notes. It is acknowledged and agreed that each Note (as defined in the Financing Agreement) is a registered note, and any sale or assignment of such Note will not be effective until such sale or assignment has been registered on the books and records of the Lender and the Administrative Borrower.

(h) Collateral. It is understood and agreed that all Software Assets constitute Collateral and shall secure the Term Notes, the Revolving Credit Notes and all other Obligations. Without limiting the generality of the foregoing, the Borrowers hereby grant to the Lender a lien on, and security interest in, all of the Software Assets, as collateral security for the Term Notes, the Revolving Credit Notes and all other Obligations.

(i) Waiver of Jury Trial. EACH BORROWER, THE AGENT AND EACH LENDER EACH HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON

CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE AGENT OR ANY LENDER IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

BORROWERS:

DYNAX SOLUTIONS, INC.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

APPLICATION RESOURCES CONSULTING SERVICE, INC.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

ICS ACQUISITION CORP.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

ARCS ACQUISITION CORP.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

DSI ACQUISITION CORP.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

DYNAX RESOURCES, INC.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

PRIME TIME STAFFING, INC.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

LAUREN AND ASSOCIATES, INC.

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

AGENT AND LENDER:

ABLECO FINANCE LLC

By:	/s/ Jerold Weinger
	Name:	Jerold Weinger
	Title:	CEO

LENDER:

STYX PARTNERS, L.P.

By:	Styx Associates, L.L.C., its General Partner

By:	/s/ Mark A. Neporent
	Name:	Mark A. Neporent
	Title:	Vice President

THE LONG HORIZONS FUND, L.P.

By:	Old Stand Associates, LLC, its General Partner

By:	/s/ Mark A. Neporent
Name: Mark A. Neporent
Title: Vice President